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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                          Date of Report March 7, 1996
                        (Date of earliest event reported)


                               ALLIED Group, Inc.
             (Exact name of registrant as specified in its chapter)

            Iowa                       0-14243                   42-0958655
  (State of other jurisdiction of    (Commission             (I.R.S. Employer
  incorporation or organization)     Fine Number)           Identification No.)


     701 Fifth Avenue, Des Moines, Iowa                            50391-2000
  (Address of principal executive offices)                         (Zip Code)


                                  515-280-4211
               (Registrant's telephone number including area code)



                The total number of pages contained herein is 3 .




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Item 5.  Other Events.

On March 7, 1996, ALLIED Group, Inc. reported that the conversion of all of its ESOP Convertible Preferred Stock to common stock has been completed. Attached hereto and incorporated herein is the press release which is filed as Exhibit
20.1 to this Form 8-K.








Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

    20.2   Press release dated March 7, 1996






                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   ALLIED Group, Inc.
                                                      (Registrant)



                                          /s/              Jamie H. Shaffer
                                      -----------------------------------------
                                       Jamie H. Shaffer, President (Financial)
                                     (President Financial Officer and Principal
                                      Accounting Officer)


Date:  March 7, 1996